Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

9. Commitments and Contingencies

Leases

The Company leases facilities and certain equipment under agreements through 2014 accounted for as operating leases. The leases generally contain renewal options and require the Company to pay all executory costs such as maintenance and insurance. The Company renewed its lease in Munich, Germany in January 2011, through July 2014.  Rent expense approximated $1.1 million, $1.1 million and $1.3 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Future minimum rental payments under non-cancelable operating leases are as follows:

As of December 31,
Year Ending December 31,	2011
(in thousands)
2012	$880
2013	735
2014	43
$1,658

Consulting Contracts and Employment Agreements

The Company is a party to a number of research, consulting, and license agreements, which require the Company to make payments to the other party upon the other party attaining certain milestones as defined in the agreements.  The Company may be required to make future milestone payments as of December 31, 2011, totaling approximately $5.4 million, under these agreements, of which approximately $3.0 million is payable during 2012 and approximately $2.4 million is payable from 2013 through 2015. The Company is obligated to make future royalty payments to three of its collaborators under existing license agreements, including one based on net sales of Ceplene® one based on net sales of AmiKetTM and one based on net sales of crolibulinTM, to the extent revenues on such products are realized. Under the Company’s agreement with Dalhousie University, the Company is obligated to pay an annual maintenance fee so long as no commercial product sales have occurred and the Company desires to maintain its rights under the license agreement.  The Company paid Dalhousie a maintenance fee of $0.5 million in each of the years 2011, 2010 and 2009.

The Company’s Board of Directors ratified the employment agreements between the Company and its chief executive officer and chief financial officer dated as of October 28, 2004. The employment agreements covered the term through December 31, 2010, and provide for base salary, discretionary compensation, stock option awards, and reimbursement of reasonable expenses in connection with services performed under the employment agreements. The agreements also compensate such officers in the event of their death or disability, termination without cause, or termination within one year of an initial public offering or a change of control, as defined in the respective employment agreements.  Both employment agreements were automatically renewed for another year, ending December 31, 2012.

Litigation

On November 25, 2008 plaintiffs Kenton L. Crowley and John A. Flores filed a complaint against EpiCept in the United States District Court, New Jersey, which was transferred on March 20, 2009 to the United States District Court for the Southern District of California.  The complaint alleges breach of contract, breach of covenant of good faith and fair dealing, fraud, and rescission of contract with respect to the development of a topical cream containing ketamine and butamben, known as EpiCept NP-2.  Discovery was conducted in 2010 and 2011 and is now complete.  The Company filed a motion for summary judgment on April 29, 2011, which was granted in the Company’s favor on January 24, 2012.  Therefore, in 2011 the Company reversed the reserve of approximately $0.2 million that was previously recorded.